CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 21, 2015

Date of Report

(Date of Earliest Event Reported)

Tianyin Pharmaceutical Co, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52236	20-4857782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3

South Renmin Road

Chengdu, P. R. China, 610041

(Address of principal executive offices (zip code))

+011-86-28- 8551-6696

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 3 – Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 21, 2015, we received a notice from the NYSE MKT Staff indicating that the Company is below certain of the continued listing standards of the NYSE MKT (the “Exchange”) as set forth in Sections 134 and 1101 of the NYSE MKT Company Guide, due to the delay in filing its Quarterly Report on Form 10-Q for the period ended March 31, 2015 (the “Form 10-Q”) beyond the extended filing due date of May 20, 2015. Currently the Company is working diligently with the auditor to compile and disseminate the information required to be included in the Form 10-Q, as well as the required review of the Company’s financial information. The Company expects to file the Form 10-Q as soon as possible and before the deadline set by the Exchange.

On May 26, 2015, we issued a press release regarding the receipt of the notice of delinquency from the NYSE MKT. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Shareholders for fiscal year ended June 30, 2014 was scheduled to be held at the Company’s office located in Chengdu, China and via conference call, at 9:00 AM (local time in Chengdu, China) on May 25, 2015 (the “Meeting”), a.k.a 9:00 PM (Eastern Standard Time) on May 24, 2015.

However, due to an insufficient amount of shares of the Company’s stock entitled to vote at the Meeting, the Company was unable to achieve a quorum and, therefore, had to adjourn the meeting.  At the Meeting, in accordance with its Bylaws and the General Corporation Law of the State of Delaware, the Company announced that the Meeting would be adjourned and held at the Company’s office at 23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3, Renmin Road South, Chengdu City, Sichuan Province, China 610041, at 9:00 AM (local time in Chengdu, China) on Tuesday, June 23, 2015 (the “Adjourned Meeting”), a.k.a 9:00 PM (Eastern Standard Time) on Monday, June 22, 2015.

You may attend the Adjourned Meeting in person or telephonically by dialing in (+1) 712-432-0080, access code 512917#.

The Company is holding the meeting for the following purposes:

1)	To elect members of the Board of Directors, whose terms are described in the proxy statement;

2)	To approve and ratify the re-appointment of Paritz & Company, P.A as the Company’s independent accountants to audit the Company’s financial statements as at June 30, 2015 and for the fiscal year then ending; and

3)	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Holders of record of TPI common stock at the close of business on March 30, 2015 (the “Record Date”), are entitled to vote at the Adjourned Meeting. The Board urges shareholders to vote “FOR ALL” of Item 1 and “FOR” of Item 2, and solicits your vote.

The date, time and location of the Meeting may be subject to further changes. The Company will promptly file an amendment to this Form 8-K should there be any further changes.

The press release filed as Exhibit 99.1 also includes information regarding our Adjourned Meeting.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 26, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANYIN PHARMACEUTICAL CO., INC.

By:	/s/ Guoqing Jiang
Name: Guoqing Jiang Title: Chief Executive Officer, Chairman

Dated: May 26, 2015

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